Interest expense	12 Months Ended
Dec. 31, 2018
Interest Expense [Abstract]
Interest expense
Interest expense

Interest expense consists of the following:

	Successor	Predecessor
(In $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Cash and payment-in-kind interest on debt facilities	(237)	(37)	(286)	(408)
Unwind of discount debt	(24)	—	—	—
Loan fee amortization	—	(1)	(27)	(43)
Capitalized interest	—	—	28	39
Interest expense	(261)	(38)	(285)	(412)

i.	Cash and payment-in-kind interest on debt facilities
We incur cash and payment-in-kind interest on our debt facilities. This is summarized in the table below.

	Successor	Predecessor
(In $ millions)	Period from July 2, 2018 through December 31, 2018	Period from January 1, 2018 through July 1, 2018	Year ended December 31, 2017	Year ended December 31, 2016
Senior credit facilities and unsecured bonds	(162)	(116)	(320)	(360)
Less: adequate protection payments	—	104	81	—
New secured notes	(50)	—	—	—
Debt of consolidated variable interest entities	(25)	(25)	(47)	(48)
Cash and payment-in-kind interest	(237)	(37)	(286)	(408)

We are charged interest on our senior credit facilities at LIBOR plus a margin. This margin increased by one percentage point when we emerged from Chapter 11, under the terms of the Plan. There has also been an increase in LIBOR rates over the second half of 2018. Both factors increased the effective interest rate on our senior credit facilities.
During the period we were in Chapter 11 (September 12, 2017 to July 1, 2018), we recorded contractual interest payments against debt held as subject to compromise ("adequate protection payments") as a reduction to debt in the Consolidated Balance Sheet and not as an expense to the Consolidated Statement of Operations. We then expensed the adequate protection payments on emergence from Chapter 11 (classified under reorganization items - see section 5 below).
On emergence from Chapter 11 we issued $880 million of New Secured Notes. We incur 4% cash interest and 8% payment-in-kind interest on these notes.
Our Consolidated Balance Sheet includes approximately $1 billion of debt facilities held by subsidiaries of Ship Finance that we consolidate as variable interest entities. Our interest expense includes the interest incurred by these entities on those facilities.

ii.	Unwind of discount on debt
On emergence from Chapter 11 and application of fresh start accounting, we recorded a discount against our debt to reduce its carrying value to equal its fair value. The debt discount is unwound over the remaining terms of the debt facilities.

iii.	Loan fee amortization
We amortize loan issuance costs over the expected term of the associated debt facility. We expensed capitalized loan issuance costs for debt subject to compromise when we filed for Chapter 11 on September 12, 2017. Loan fee amortization expense is therefore not comparable between these periods.

iv.	Capitalized interest
We capitalize the interest cost incurred to finance Newbuilds. We ceased capitalization of interest on Newbuilds when we filed for Chapter 11 on September 12, 2017.